FORM 8-K
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): March 30, 2006
KAISER ALUMINUM & CHEMICAL
CORPORATION
(Exact name of Registrant as Specified in its Charter)

Delaware (State of incorporation)	1-3605 (Commission File Number)	94-0928288 (I.R.S. Employer Identification Number)

27422 Portola Parkway, Suite 350 Foothill Ranch, California (Address of Principal Executive Offices)	92610-2831 (Zip Code)
(949) 614-1740
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
The information set forth in Item 4.02 below and in the press release attached hereto as Exhibit 99.1 is incorporated herein by reference.
Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review
On March 30, 2006, management and the audit committee of the board of directors of Kaiser Aluminum & Chemical Corporation (the “Company”) concluded that the Company’s financial statements for the interim periods ended March 31, 2005, June 30, 2005 and September 30, 2005 and included in the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended on such dates should be revised and, accordingly, should no longer be relied upon. The Company has issued a press release briefly describing the facts underlying the audit committee’s conclusion. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The audit committee has discussed the matters disclosed in this report with the Company’s independent accountant. A copy of the press release announcing the restatement of Kaiser Aluminum Corporation’s restatement of its previously filed financial statements in respect of the quarters ended March 31, 2005, June 30, 2005 and September 30, 2005 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
     (c)   Exhibits
               *       99.1 Press release dated March 30, 2006

*	Included with this filing.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAISER ALUMINUM & CHEMICAL CORPORATION (Registrant)
	By:	/s/ Daniel D. Maddox
Dated: March 30, 2006		Daniel D. Maddox
Vice President and Controller

exhibit index
Exhibit 99.1 Press release dated March 30, 2006 *

*	Included with this filing.